Net Income/(Loss) Per Share	12 Months Ended
Dec. 31, 2012
Net Income/(Loss) Per Share

13. Net Income/(Loss) Per Share

Basic income/(loss) per share is computed by dividing the net income/(loss) for the period available to ordinary shareholders by the weighted-average number of Ordinary Shares outstanding during the period. Diluted net income/(loss) per share is computed by dividing the net income/(loss) for the period by the weighted-average number of Ordinary Shares outstanding and, when dilutive, adjusted for the effect of all dilutive potential Ordinary Shares, including stock options and RSUs.

	2012	2011	2010
	(in millions)
Net loss — continuing operations	$(372.7)	$(453.5)	$(561.3)
Net income — discontinued operations	235.3	1,014.0	236.6

Net (loss)/income — total operations	$(137.4)	$560.5	$(324.7)

Basic and diluted net income/(loss) per share for the years ended December 31 is as follows:
Basic and diluted earnings/(loss) per share:
From continuing operations	$(0.63)	$(0.77)	$(0.96)
From discontinued operations	0.40	1.73	0.40

Total attributable to the ordinary shareholders of the Parent Company	$(0.23)	$0.95	$(0.56)

Basic and diluted weighted average number of ordinary shares outstanding (in millions) — continuing and discontinued operations and total operations	592.4	587.6	584.9

As of December 31, 2012, there were stock options and RSUs outstanding of 21.6 million shares (2011: 23.4 million shares; 2010: 22.9 million shares). All of these stock options and RSUs were anti-dilutive in 2012, 2011 and 2010 but could potentially have a dilutive impact in the future.